DELAWARE
                                                                         POOLED
                                                                          TRUST
                                                                      ---------


1995

  Annual Report



Defensive Equity: Banking and
Insurance Stocks Help Fuel Gains

Page 2

Aggressive Growth:
Solid Results in a Solid Market

Page 4

International Equity:
Up In a Flat Investment Milieu

Page 6

Global Fixed-Income: Making
the Most of a Strong Year for Bonds

Contents
 1      Portfolio Returns and Objectives

 2      The Defensive Equity Portfolio Review

 4      The Aggressive Growth Portfolio Review

 6      The International Equity Portfolio Review

 8      The Global Fixed-Income Portfolio Review

10      Financial Statements

31      Report of Independent Auditors





Delaware Pooled Trust, Inc.

Delaware Pooled Trust, Inc., based in Philadelphia, is an investment-management company that offers a series of no-load, open-end equity and fixed-income portfolios to institutional investors. The unit is part of Delaware Management Company, a full-service investment-management organization that invests more than $28 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity in investment-management matters they want; Delaware provides not only equity and fixed-income portfolios but balanced portfolios and investment-advisory, retirement-plan, and trust services.

The minimum initial investment in a Delaware Pooled-Trust Portfolio is $1 million. Subsequent investments are subject to no minimum-amount requirements.

Delaware Investment Advisers, a Philadelphia-based division of Delaware Management Company, serves as investment adviser for The Defensive Equity and The Aggressive Growth Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The International Equity and The Global Fixed-Income Portfolios.


Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled-Trust Portfolios may call a toll-free telephone number, 1-800-231-8002, during normal business hours. Or they may write to Maria
E. Pollack, Assistant Vice President and Administrative Manager, Delaware Pooled Trust, Inc., One Commerce Square, Philadelphia, Pennsylvania 19103.

Portfolio Returns

Periods ending October 31, 1995



                                            One               Two            Three         Since
Annualized Total Return*                    Year             Years           Years       Inception+
----------------------------------------------------------------------------------------------------
Defensive Equity                           19.77%            13.72%          17.41%       15.92%
----------------------------------------------------------------------------------------------------
Aggressive Growth                          19.61              9.55           14.20         8.42
----------------------------------------------------------------------------------------------------
International Equity                        3.91              7.72            4.77        10.46
----------------------------------------------------------------------------------------------------
Global Fixed-Income                        17.38              9.46             --         12.37
----------------------------------------------------------------------------------------------------

* Past performance is not necessarily indicative of future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. During this period Delaware Management Company voluntarily agreed to waive its fee and reimburse the Delaware Pooled-Trust Portfolios for certain amounts that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded average net assets. In the absence of that waiver, the portfolios' total returns would have been lower.

+ The inception dates for each Delaware Pooled-Trust Portfolio are as follows:
Defensive Equity, February 3, 1992; Aggressive Growth, February 27, 1992; International Equity, February 4, 1992; and Global Fixed-Income, November 30, 1992.

Portfolio Objectives

The Defensive Equity Portfolio seeks a maximum long-term total return, consistent with reasonable risk, through investments in stocks that, at the time of purchase, have dividend yields above the yield of the Standard & Poor's 500-Stock Index and that offer the potential for capital gains as well.

The Aggressive Growth Portfolio seeks maximum long-term capital growth by investing in stocks of smaller and medium-sized companies that offer, at the time of purchase, superior long-term growth potential.


The International Equity Portfolio seeks to achieve maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The portfolio will be invested in stocks that are considered undervalued, based on fundamental research.

The Global Fixed-Income Portfolio seeks to achieve current income and the potential for capital appreciation, consistent with the preservation of investors' principal, by investing primarily in fixed-income securities. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three countries, one of which may be the United States.

                                   1995 ANNUAL REPORT o DELAWARE POOLED TRUST  1

DEFENSIVE EQUITY: BANKING AND
INSURANCE STOCKS HELP FUEL GAINS


For The Defensive Equity Portfolio, fiscal 1995 was a year of robust performance in a robust market.

Since 1982, when today's remarkably sustained bull market began, stocks have recorded a compound annual return of 16.94%--more than six percentage points above the long-term average. But in the fiscal year ended in October, stocks' performance proved to be even more impressive: the market advanced 26.44%. Defensive Equity participated substantially in that advance, with a return of 19.77%.

For much of the fiscal year, the stock market was propelled by continued growth in earnings, declines in interest rates, and subdued inflation. The market climaxed the fiscal year with a series of record highs in September before leveling off in October.

Overweights Enhance Performance

For its part, Defensive Equity, as always, was invested in stocks paying above-average dividends and priced low in relation to our research assessments of the companies' earnings prospects. The portfolio's strong performance can be attributed in part to overweighted positions in financial and insurance shares. Stocks such as Chase Manhattan, Meridian Bancorp, Bank of Boston, Shawmut National, Aetna, and CIGNA markedly beat the Standard & Poor's 500-Stock Index; they profited from improved earnings and balance sheets, stock repurchases, and an accelerating pace of takeover activity.

Also performing well were these sectors: consumer defensive staples (Philip Morris and H. J. Heinz in particular), consumer cyclicals (especially Sears, Eastman Kodak, and Armstrong World), and basic industry (notably, Union Pacific, Federal Paper Board, Freeport-McMoRan, and Monsanto). We were under-invested in a sector--technology--whose outperformance rivaled that of banks and insurance companies; our yield-oriented investment process prohibited us from owning many technology stocks, which typically pay no or small dividends. Overall, Defensive Equity was invested in 13 sectors and made money in each sector.


A $10,000 investment in Defensive Equity would have handily surpassed the same investment in the overall stock market since 1992

Defensive Equity: Growth of $10,000*

-----------------------------------------
    Annualized Total Return
    Periods ending October 31, 1995
-----------------------------------------
    One Year         Since Inception
    19.77%           15.92%
-----------------------------------------

                       Defensive Equity       S&P 500-Stock Index
                       ----------------       -------------------
1/31/92                   $10,000.00               $10,000.00
2/29/92                   $10,150.00               $10,118.00
3/31/92                   $10,110.42                $9,922.72
4/30/92                   $10,570.44               $10,223.38
5/31/92                   $10,590.52               $10,256.10
6/30/92                   $10,540.75               $10,103.28
7/31/92                   $10,871.73               $10,529.64
8/31/92                   $10,560.80               $10,303.25
9/30/92                   $10,730.82               $10,423.80
10/31/92                  $10,730.82               $10,473.83
11/30/92                  $11,183.66               $10,816.33
12/31/92                  $11,344.71               $10,953.70
1/31/93                   $11,469.50               $11,055.56
2/28/93                   $11,678.25               $11,194.86
3/31/93                   $12,242.31               $11,432.20
4/30/93                   $12,210.48               $11,166.97
5/31/93                   $12,399.74               $11,445.03
6/30/93                   $12,515.06               $11,480.51
7/31/93                   $12,598.91               $11,447.21
8/31/93                   $13,208.69               $11,870.76
9/30/93                   $13,219.26               $11,780.54
10/31/93                  $13,430.77               $12,036.18
11/30/93                  $13,304.52               $11,908.60
12/30/93                  $13,549.32               $12,057.45
1/30/94                   $14,087.23               $12,475.85
2/28/94                   $13,757.59               $12,125.28
3/30/94                   $13,307.72               $11,599.04
4/30/94                   $13,627.10               $11,757.95
5/30/94                   $13,990.95               $11,930.79
6/30/94                   $13,803.47               $11,638.48
7/30/94                   $14,189.96               $12,033.03
8/30/94                   $14,653.98               $12,517.96
9/30/94                   $14,366.76               $12,210.02
10/30/94                  $14,500.37               $12,494.51
11/30/94                  $13,834.80               $12,030.96
12/30/94                  $14,011.89               $12,207.82
1/30/95                   $14,293.53               $12,533.77
2/28/95                   $14,892.42               $13,012.56
3/30/95                   $15,409.19               $13,401.63
4/30/95                   $15,728.16               $13,802.34
5/30/95                   $16,305.39               $14,337.87
6/30/95                   $16,470.07               $14,676.25
7/30/95                   $16,871.94               $15,173.77
8/30/95                   $17,119.96               $15,204.12
9/30/95                   $17,758.53               $15,844.21
10/30/95                  $17,384.00               $15,798.26


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The S&P 500-Stock Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.

2   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

Late in the year we reduced our energy holdings to a neutral weighting; the energy industry's earnings are weakening, and oil prices at best figure to be stuck in a narrow trading range for at least the next six months. We enlarged our position in telecommunications--specifically, in three Bell operating companies, BellSouth, Pacific Telesis, and SBC Communications. Their stocks offer a yield averaging 4.5%, more than two percentage points above the market's current yield. Also, we expect their earnings growth to accelerate if pending federal legislation permits them to compete in the long-distance business, a business they've been shut out of since the breakup of AT&T in 1984.

Outlook: Slow But Steady Economic Growth

Over the near term we anticipate the economy will continue to grow at a slow, steady pace and avoid a recession. Moreover, we think that today's low inflation and more stable dollar give the Federal Reserve the leeway to lower interest rates and keep the economy expanding moderately.

As a result we are maintaining significant weightings in businesses sensitive to the economic cycle, especially industrial companies like Chrysler, Warner-Lambert, DuPont, and Cooper Industries that have restructured over the years to improve their operating efficiency and profits. Although their earnings growth may be peaking, their levels of capital spending haven't been commensurate with their increases in profits in the 1990s, so they are awash in cash; indeed, their free cash flows are at record levels, which can be used to buy back stock and raise dividends, which in turn could lead to higher stock multiples. In a market in which no sector is distinctly underpriced, we believe the restructured industrials offer some of the best values today. However, if the economy appears to be turning downward severely at some point, we plan to add more consumer-nondurable stocks as a protective measure.

One cautionary note is in order: the market has moved upward for more than 60 months without a correction, the longest such period in this century, so a downturn of 2% or more is overdue. To help protect against a possible correction, Defensive Equity is broadly diversified, with holdings in any sector accounting for no more than 15% of the portfolio. Also, Defensive Equity's 3.5% yield (more than 40% higher than that of the S&P 500 average) should assist in furnishing a margin of safety.

-------------------------------------------------------------------------------
     Defensive Equity: Portfolio Profile

     October 31, 1995

     Price/earnings ratio  15.9

     Annual dividend yield  3.53%

     Three-year beta  0.87

     Annual turnover  88%

     Total net assets  $51.9 million

     Asset composition (based on total net assets)
          Stocks  89%
          Cash equivalents and other assets  11%

     Industry composition
          18.3%    Banking/finance/insurance
          13.1%    Energy
           8.1%    Chemicals
           7.5%    Utilities
           7.1%    Health care/pharmaceuticals
           5.0%    Electronics/electrical
           4.8%    Automobiles/auto parts
           4.2%    Metals/mining
           3.8%    Food/beverage/tobacco
           3.0%    Paper/forest products
           3.0%    Retail
           1.8%    Industrial machinery
          20.3%    Other

     Number of holdings  65

     Top 10 holdings
             1.   Amoco
             2.   DuPont
             3.   American Home Products
             4.   Monsanto
             5.   General Electric
             6.   Warner-Lambert
             7.   Chrysler
             8.   Chase Manhattan
             9.   Mobil
            10.   McGraw-Hill
-------------------------------------------------------------------------------
                                   1995 ANNUAL REPORT o DELAWARE POOLED TRUST  3

Aggressive Growth:
Solid Results in a Solid Market


Among financial assets, smaller-cap stocks have been overachievers: over the long term, they have markedly outperformed all other investments in securities. Although their performance in fiscal 1995 could be considered solid, it fell short of over-achievement, especially in relation to the soaring gains of many large-cap stocks. The Russell 2000-Stock Index of small-cap shares climbed 18.33%, a showing that was eclipsed by The Aggressive Growth Portfolio's return of 19.61%.

Much of the market's surge can be attributed to explosive appreciation in technology stocks, which registered gains far higher than those of any other sector. Our own technology investments did well but were outdistanced by the index's technology sector. Also turning in a strong performance were our financial-services and transportation holdings, which beat their corresponding sectors in the index.

Our underperformance in technology shares in particular reflected our unwillingness to chase stock prices as they rose to heights that we believed were unjustified by value measures or the companies' long-term earnings prospects.

During the fiscal year the market was in the fervid grip of momentum investing, in which investors plunged into certain hot stocks, no matter how lavishly they were priced. Instead, we sought to maintain our investment discipline and only buy growth stocks that, in our judgment, were selling at reasonable prices.

We Sell Technology, Buy Services

In seeking to avoid paying too much for growth, we evaluate stocks according to this standard: we divide the price/earnings ratio of a stock by the company's recent rolling annual earnings growth rate. Ideally, we look for a ratio of 0.7 or less in buying a stock. By way of contrast, many technology stocks sported gaudy ratios of 1.5 or more this year. As our technology holdings became richly priced, we sold them in favor of shares in the consumer and services sectors that we believed offered better value and return potential. But this was a time when the market went to an extreme, as markets are sometimes wont to do, and high-priced technology stocks became even higher-priced, and Aggressive Growth missed out on those incremental gains.

Aggressive Growth's returns have benefited from improved results in smaller-cap stocks since mid-1992

Aggressive Growth: Growth of $10,000*

---------------------------------------------
    Annualized Total Return
    Periods ending October 31, 1995
---------------------------------------------
    One Year         Since Inception
    19.61%           8.42%
---------------------------------------------

                                  Russell 2000-Stock
                                        Index             Aggressive Growth
                                  ------------------     -------------------
 1/31/92
 2/29/92                             $10,000.00               $10,000.00
 3/31/92                              $9,430.00                $9,661.60
 4/30/92                              $9,039.60                $9,322.38
 5/31/92                              $8,929.31                $9,446.37
 6/30/92                              $8,398.91                $9,002.48
 7/31/92                              $8,739.07                $9,315.41
 8/31/92                              $8,579.14                $9,051.97
 9/30/92                              $8,699.25                $9,260.44
10/31/92                              $9,039.39                $9,552.70
11/30/92                             $10,049.09               $10,284.24
12/31/92                             $10,136.52               $10,642.24
 1/31/93                             $10,266.27               $11,002.16
 2/28/93                              $9,474.74               $10,748.45
 3/31/93                              $9,715.40               $11,097.13
 4/30/93                              $9,475.43               $10,792.07
 5/31/93                             $10,016.47               $11,269.40
 6/30/93                             $10,146.69               $11,339.38
 7/31/93                             $10,186.26               $11,495.98
 8/31/93                             $10,546.85               $11,992.38
 9/30/93                             $11,067.87               $12,330.80
10/31/93                             $11,218.39               $12,648.32
11/30/93                             $10,988.41               $12,236.24
12/30/93                             $11,430.15               $12,654.35
 1/30/94                             $11,696.47               $13,050.81
 2/28/94                             $11,767.82               $13,003.44
 3/30/94                             $11,266.51               $12,318.54
 4/30/94                             $11,246.23               $12,391.59
 5/30/94                             $11,001.06               $12,252.19
 6/30/94                             $10,418.01               $11,838.80
 7/30/94                             $10,591.99               $12,033.43
 8/30/94                             $11,308.01               $12,703.69
 9/30/94                             $11,338.54               $12,660.63
10/30/94                             $11,256.90               $12,609.48
11/30/94                             $10,878.67               $12,099.93
12/30/94                             $10,972.22               $12,423.84
 1/30/95                             $11,076.46               $12,266.93
 2/28/95                             $11,412.08               $12,777.60
 3/30/95                             $11,830.90               $12,996.61
 4/30/95                             $11,820.25               $13,285.40
 5/30/95                             $11,830.89               $13,513.77
 6/30/95                             $12,437.82               $14,214.87
 7/30/95                             $13,149.26               $15,033.64
 8/30/95                             $13,347.81               $15,344.69
 9/30/95                             $13,682.84               $15,618.74
10/30/95                             $13,464.00               $14,920.27

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 2000-Stock Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.

4   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

Throughout the year, the portfolio was invested heavily in the service sectors (business services, consumer services, financial services, and health care). At the end of October, our service holdings amounted to more than 50% of the portfolio. Such a weighting in services reflects, above all, the increasing service-oriented nature of the economy and changes in consumer-spending patterns.

Service Holdings Are Varied

In a broadly diversified portfolio of 110 holdings, Aggressive Growth contains positions in these promising service companies, among others:

/ / in business services, Sanifill and United Waste, which should benefit from the economies of scale resulting from continued consolidation in the waste-management industry;

/ /  in consumer services, Daka International and Lone
Star Steakhouse, which have restaurant and food-service businesses with superior prospects, in our estimation;
/ / in financial services, Ambac, Aames Financial, Advanta, and Olympic Financial, which have carved solid niches in specialized, growing market segments; and

/ / in health care, Healthsouth, Quorum Health Group, and United Healthcare, whose share prices have been unduly pummeled, in our estimation, out of fear that proposed legislative changes in the nation's health-care system will hurt their earnings power.

Altogether, the prospects of Aggressive Growth's investments appear auspicious to us at this juncture. For one thing, the average price/earnings ratio of both Aggressive Growth and the various small-cap indexes is about 1.6 times that of the S&P 500-Stock Index; historically, when small-cap stocks have been selling at less than two times the S&P 500 multiple, they have afforded good return potential.

--------------------------------------------------------------

     Aggressive Growth:
     Portfolio Profile

     October 31, 1995

     Price/earnings ratio  26.7

     Annual dividend yield  1.07%

     Three-year beta  0.86

     Annual turnover  64%

     Total net assets  $29.1 million

     Asset composition (based on total net assets)
          Stocks  91%
          Cash equivalents  9%

     Industry composition
          22.0%    Technology
          16.1%    Health care
          14.3%    Consumer nondurables
          12.6%    Business services
          12.4%    Consumer services
           7.2%    Financial services
           4.2%    Basic industry/capital goods
           0.9%    Energy
           0.8%    Consumer durables/cyclicals
           0.8%    Transportation
           8.7%    Other

     Number of holdings 110

     Top 10 holdings
           1.  Bay Networks
           2.  Healthsouth
           3.  First Data
           4.  General Nutrition
           5.  Health Management Associates
           6.  Xilinx
           7.  CUC International
           8.  Cabletron Systems
           9.  Bisys Group
          10.  Staples

--------------------------------------------------------------
                                   1995 ANNUAL REPORT o DELAWARE POOLED TRUST  5

International Equity:
Up In a Flat Investment Milieu

The International Equity Portfolio showed its mettle in foreign markets that in aggregate were less-than-beneficent this year. The portfolio earned a return of 3.91%, compared with a loss of 0.36% for the Morgan Stanley Capital International EAFE Index.

Some foreign equity markets did in fact perform well this year, but not as well as the skyrocketing U.S. market. In local-currency terms, the United Kingdom and Hong Kong were among the strongest performers. In U.S. dollar terms, because of differences in foreign-exchange values of the dollar, Belgium and the Netherlands recorded double-digit returns in Europe, while Australia and New Zealand stood out in the Asia/Pacific region.

In aggregate, foreign markets, with the exception of Japan, were sparked by moderate economic growth and rising corporate earnings worldwide. Inflation was subdued and is likely to continue to be so over the next 12 months, which we believe bodes well for a sustained--although, in some cases, erratic--economic recovery around the world.

Underweighting Japan Proves Beneficial

A primary reason for International Equity's outperformance was a significant underweighting in Japanese stocks. The Japanese market fell about 10% in fiscal 1995, which mired down the index's return; Japan constitutes 41% of the index. In contrast, our own Japanese holdings amounted to only 14% of the portfolio. Even though our research led us to the conclusion that the Japanese market as a whole was too expensively priced, we owned a number of Japanese stocks that represented good value according to our investment criteria; indeed, our holdings in undervalued companies such as Canon and Hitachi performed well.

In Japan and elsewhere, as is our custom, we invested primarily in shares with strong prospective dividend-income streams, as determined by fundamental research and the dividend-discount model. These investment tools help us determine the relative valuations of investment opportunities in different industries and countries.

In fiscal 1995 International Equity increased its margin of outperformance against the major foreign markets in aggregate

International Equity: Growth of $10,000*

---------------------------------------------
    Annualized Total Return
    Periods ending October 31, 1995
---------------------------------------------
    One Year         Since Inception
    3.91%            10.46%
---------------------------------------------

                                                 Morgan Stanley
                                                    Capital
                          International        International EAFE
                             Equity                  Index
                        ----------------      --------------------

1/31/92                   $10,000.00               $10,000.00
2/29/92                    $9,890.00                $9,642.07
3/31/92                    $9,620.00                $9,005.48
4/30/92                   $10,170.27                $9,047.84
5/31/92                   $10,540.46                $9,653.45
6/30/92                   $10,190.52                $9,195.88
7/31/92                    $9,859.33                $8,960.53
8/31/92                    $9,789.33                $9,522.54
9/30/92                    $9,859.81                $9,334.50
10/31/92                   $9,597.54                $8,844.86
11/30/92                   $9,608.10                $8,928.09
12/31/92                   $9,961.68                $8,974.26
1/31/93                    $9,992.56                $8,973.12
2/28/93                   $10,251.36                $9,244.22
3/31/93                   $11,017.14               $10,050.00
4/30/93                   $11,411.55               $11,003.78
5/31/93                   $11,401.28               $11,236.18
6/30/93                   $11,287.27               $11,060.87
7/31/93                   $11,620.25               $11,448.06
8/31/93                   $12,151.29               $12,066.06
9/30/93                   $12,078.38               $11,794.46
10/31/93                  $12,505.96               $12,157.94
11/30/93                  $12,078.25               $11,095.21
12/30/93                  $12,923.73               $11,896.36
1/30/94                   $13,737.93               $12,902.13
2/28/94                   $13,463.17               $12,866.40
3/30/94                   $13,040.43               $12,312.23
4/30/94                   $13,549.00               $12,834.62
5/30/94                   $13,379.64               $12,760.94
6/30/94                   $13,209.72               $12,941.28
7/30/94                   $13,656.21               $13,065.73
8/30/94                   $14,198.36               $13,375.06
9/30/94                   $13,549.49               $12,953.75
10/30/94                  $13,965.46               $13,385.11
11/30/94                  $13,378.91               $12,741.82
12/30/94                  $13,388.28               $12,821.58
1/30/95                   $13,048.22               $12,328.98
2/28/95                   $13,202.18               $12,293.60
3/30/95                   $13,674.82               $13,060.72
4/30/95                   $13,894.99               $13,551.80
5/30/95                   $14,015.87               $13,390.53
6/30/95                   $13,916.36               $13,156.20
7/30/95                   $14,832.06               $13,975.83
8/30/95                   $14,633.31               $13,443.35
9/30/95                   $14,744.52               $13,705.50
10/30/95                  $14,506.00               $13,336.82

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International EAFE Index is an unmanaged index and a theoretical measure of foreign-stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

6   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

As a result, we were overweighted in Australia and New Zealand, which offered good relative values. And during the year, we maintained our overweighting in the United Kingdom, one of the world's most diverse stock markets, where we continue to find attractively priced shares. For one thing, British industry has massively restructured to become a world-class, cost-competitive manufacturing power, to the point where multinational firms are stepping up their investment in plants in the U.K. We initiated investments in Indonesia and the Philippines that in our judgment had fallen to undeservedly low levels earlier in the year, when Mexico's economic and fiscal problems tainted all emerging equity markets.

Varied Stocks Perform Well

Some of International Equity's individual holdings that turned in solid gains included GKN, a diversified British industrial company; Hong Kong Electric, an electric utility; Telecom Corporation of New Zealand; our Japanese stocks, which, as noted, outperformed their market; and Nutricia, a Dutch specialty food company (which was sold after it reached a price that we believed reflected fair value). Although our holdings in total performed relatively strongly, we note with some rue that their performance would have been even stronger had we been invested in the Swiss and Scandinavian markets and two pockets of the U.K. market, banks and newly privatized utilities, all of which recorded impressive gains.

Upon occasion we include bonds in the portfolio when our research indicates they offer return potential equal or superior to stocks. Fiscal 1995 was just such an occasion. Our position in bonds, which at one point amounted to 7% of the portfolio, contributed to our outperformance. We later trimmed our bond holdings because we believe their return potential has diminished after a strong performance.

Typically, to protect returns, we hedge the currencies that foreign stocks trade in if our analysis shows they are priced markedly above fair value and are thus expected to fall. Accordingly, we hedged most of our Japanese position against a decline in the yen versus the dollar, a decline that did occur beginning last June. And about one-third of our European holdings were hedged against prospective weakness in European currencies, particularly the mark. Those hedges remain largely in place.
--------------------------------------------------------------
     International Equity:
     Portfolio Profile

     October 31, 1995

     Price/earnings ratio  15.1

     Annual dividend yield  4.3%

     Three-year beta  0.68

     Annual turnover  20%

     Total net assets  $156.5 million

     Asset composition (based on total net assets)
           Stocks  91%
           Bonds  2%
           Cash equivalents and other assets  7%

     Geographic composition
           26.1%    United Kingdom
           13.6%    Japan
            9.5%    Australia
            6.9%    Netherlands
            6.7%    France
            6.0%    Germany
            5.5%    Belgium
            5.1%    Spain
            3.6%    New Zealand
            3.0%    Hong Kong
            2.0%    Canada
            1.6%    Indonesia
            1.3%    Malaysia
            1.2%    Singapore
            0.9%    Philippines
            7.0%    Other

     Number of holdings  53

     Top 10 holdings
            1. Electrabel (Belgium)
            2. Elf Aquitaine (France)
            3. Royal Dutch Petroleum (Netherlands)
            4. Powergen plc (U.K.)
            5. Amano (Japan)
            6. Dalgety plc (U.K.)
            7. Pacific Dunlop (Australia)
            8. Bass plc (U.K.)
            9. Hitachi (Japan)
           10. Blue Circle Industries plc (U.K.)
--------------------------------------------------------------
                                   1995 ANNUAL REPORT o DELAWARE POOLED TRUST  7

Global Fixed-Income: Making
the Most of a Strong Year for Bonds


The Global Fixed-Income Portfolio turned in an exceptional performance over the past 12 months: its return of 17.38% beat the Salomon Brothers World Government Bond Index by more than two percentage points.

It was the best 12-month period for the global bond markets since 1991. The markets had sold off sharply in the first half of 1994 on fears that the economic recovery would heighten inflation worldwide; the sell-off raised yields to uncommonly attractive levels. But as it became clear in fiscal 1995 that the recovery wouldn't be vibrant enough to rev up inflation, the markets surged. The combination of price appreciation and high yields produced stellar returns that in aggregate were more than three percentage points above the market's average over the past 10 years.


We Focused on the Right Markets

Much of Global Fixed-Income's outperformance was due mainly to selection of national markets and to currency movements.

By and large, we were in the right markets at the right time--markets that produced returns ranging from 16% to 27% in dollar-denominated terms, such as Sweden, Denmark, Australia, Canada, Spain, and France. Conversely, we avoided the market that was weakest in dollar terms during the fiscal year, Japan.

In addition, the weak dollar early in the year enhanced returns for U.S. holders of foreign bonds (which are denominated in foreign currencies). The dollar's early weakness had a greater impact on returns than its subsequent strength did; returns in dollar terms were generally higher than those in local-currency terms for the past 12 months.


Since 1992 foreign bonds have outperformed
U.S. bonds, and Global Fixed-Income has done better than either

Global Fixed-Income: Growth of $10,000*

---------------------------------------------
    Annualized Total Return
    Periods ending October 31, 1995
---------------------------------------------
    One Year         Since Inception
    17.38%           12.37%
---------------------------------------------

                                            Salomon World         Lehman
                         Global              Government     Government/Corporate
                      Fixed-Income           Bond Index          Bond Index
                      ------------          -------------   --------------------
1/31/92                $10,000.00            $10,000.00          $10,000.00
12/31/92               $10,110.00            $10,060.00          $10,172.32
1/31/93                $10,259.63            $10,234.04          $10,393.61
2/28/93                $10,539.72            $10,435.65          $10,609.38
3/31/93                $10,749.46            $10,596.36          $10,645.31
4/30/93                $10,902.10            $10,819.94          $10,727.21
5/31/93                $11,067.81            $10,928.14          $10,721.52
6/30/93                $11,098.80            $10,905.19          $10,964.88
7/31/93                $11,059.95            $10,937.91          $11,034.91
8/31/93                $11,426.04            $11,264.95          $11,288.30
9/30/93                $11,541.44            $11,399.00          $11,327.57
10/31/93               $11,733.03            $11,379.62          $11,373.86
11/30/93               $11,690.79            $11,297.69          $11,245.34
12/30/93               $12,047.36            $11,393.81          $11,294.48
1/30/94                $12,306.38            $11,485.57          $11,464.46
2/28/94                $12,114.40            $11,410.57          $11,215.10
3/30/94                $11,927.84            $11,394.18          $10,940.82
4/30/94                $11,987.48            $11,407.28          $10,850.23
5/30/94                $11,929.94            $11,307.15          $10,830.18
6/30/94                $11,630.49            $11,470.27          $10,804.77
7/30/94                $11,660.73            $11,561.65          $11,020.72
8/30/94                $11,818.15            $11,521.60          $11,025.23
9/30/94                $11,829.97            $11,604.98          $10,858.26
10/30/94               $11,976.66            $11,791.03          $10,846.23
11/30/94               $12,086.85            $11,629.01          $10,826.84
12/30/94               $12,196.84            $11,661.05          $10,898.21
1/30/95                $12,184.64            $11,905.72          $11,107.46
2/28/95                $12,308.93            $12,210.47          $11,365.02
3/30/95                $12,358.16            $12,935.76          $11,441.24
4/30/95                $12,607.80            $13,175.35          $11,600.85
5/30/95                $13,033.94            $13,546.00          $12,087.06
6/30/95                $13,058.70            $13,625.73          $12,183.66
7/30/95                $13,335.55            $13,657.76          $12,136.69
8/30/95                $13,612.93            $13,188.44          $12,291.95
9/30/95                $13,853.88            $13,482.99          $12,416.80
10/30/95               $14,058.00            $13,583.48          $12,599.16

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Salomon Brothers World Government Bond and Lehman Brothers Government/Corporate Bond indexes are unmanaged indexes and theoretical measures of bond-market performance rather than actual available investments. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.


8   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

In local-currency terms, returns of individual European markets of 12-15% were the norm. Worldwide, Sweden, Australia, and Canada set the pace with local returns of more than 15%. Our decision to be invested in those strong-performing markets was the result of our fundamental research, the heart of our investment process. We seek to invest in markets with the best "real" (inflation-adjusted) returns, based on our assessment of how much of a premium the markets offer over the anticipated inflation rate.

We're Not Invested in Japan and Germany

We see little reason to dramatically change our current investment strategy in the near future. We continue to avoid Japanese and German bonds, which we perceive as offering poor relative value and as vulnerable to declines in the yen and the mark versus the dollar. We are overweighted in Australia, Canada, Sweden, Spain, Italy, and New Zealand, all of which we think present good return potential. For example, Canadian bond yields are more than two percentage points higher than those of U.S. bonds, yet the inflation rate in Canada is the same as--or lower than--in the U.S.

Although we hold no U.S. bonds, our exposure to dollar-bloc currencies, through defensive hedges, is high. We think currency movements will influence returns in the coming year, although perhaps not to the extent that they did in the last 12 months.

We recently shortened Global Fixed-Income's average duration to a point near that of the Salomon Brothers benchmark, about five years. We moved to reduce the interest-rate risk of our holdings because we think global bond markets may be reaching a plateau. We're mainly concerned about the near-term outlook for the U.S. bond market; if it turns downward, other markets around the world may follow suit. So we think now is a prudent time to exercise an extra measure of caution and protect capital.


--------------------------------------------------------------

     Global Fixed-Income:
     Portfolio Profile

     October 31, 1995

     Average yield to maturity  8.90%

     Effective duration  4.7 years

     Average credit quality  AA1

     Annual turnover  77%

     Total net assets  $99.2 million

     Asset composition (based on total net assets)
          Government bonds  66%
          Corporate bonds  26%
          Other bonds  6%
          Cash equivalents  2%

     Geographic composition
           17.9%    Canada
           16.4%    Spain
           13.7%    Italy
           11.3%    Australia
           10.9%    Denmark
            9.8%    New Zealand
            8.1%    Sweden
            4.4%    United Kingdom
            1.8%    Greece
            5.7%    Other

     Number of holdings  51

     Top 10 holdings
           1.  Kingdom of Denmark, 9.00%, 11/15/00
           2.  Canadian Government, 8.50%, 03/01/00
           3.  Swedish Government, 13.00%, 06/15/01
           4.  New Zealand Government, 6.50%, 02/15/00
           5.  Spanish Government, 12.25%, 03/25/00
           6.  Queensland Treasury, 8.00%, 05/14/03
                (Australia)
           7.  Bayerische Landesbank, 10.75%, 03/01/03
                (Italy)
           8.  Eurofima, 7.70%, 02/02/04 (Italy)
           9.  ABB International Finance, 10.00%,
                 08/06/03 (Italy)
          10.  Spanish Government, 10.50%, 10/30/03

--------------------------------------------------------------

                                   1995 ANNUAL REPORT o DELAWARE POOLED TRUST  9

Delaware Pooled Trust, Inc.: The Defensive Equity Portfolio
Statement of Net Assets
October 31, 1995

                                             Number            Market
                                           of Shares           Value
---------------------------------------------------------------------------
COMMON STOCK: 87.79%
---------------------------------------------------------------------------
Aerospace and Defense: 1.39%
---------------------------------------------------------------------------
General Dynamics                             13,000         $ 719,875
                                                            ---------
                                                              719,875
                                                            ---------
---------------------------------------------------------------------------
Automobiles and Auto Parts: 4.81%
---------------------------------------------------------------------------
Chrysler                                     22,000          1,135,750
Dana                                         27,000            691,875
Genuine Parts                                17,000            673,625
                                                             ---------
                                                             2,501,250
                                                             ---------
---------------------------------------------------------------------------
Banking, Finance, and Insurance: 18.32%
---------------------------------------------------------------------------
Aetna Life & Casualty                         10,300            724,863
American General                              14,600            479,975
AON                                           20,000            822,500
Bank of Boston                                17,800            792,100
Beneficial Corporation                         9,400            460,600
Boatmen's Bancshares                           9,300            352,819
Chase Manhattan                               19,200          1,094,400
CIGNA                                          7,000            693,875
CoreStates Financial                          17,700            643,838
Fleet Financial Group                         10,000            387,500
Marsh & McLennan                               8,919            730,243
Mellon Bank                                   15,400            771,925
Meridian Bancorp                              15,100            647,413
St. Paul                                      10,900            553,175
U.S. Bancorp                                  12,100            359,219
                                                              ---------
                                                              9,514,445
                                                              ---------
---------------------------------------------------------------------------
Buildings and Materials: 1.44%
---------------------------------------------------------------------------
Ahmanson (H.F.) & Co.                         30,000            750,000
                                                              ---------
                                                                750,000
                                                              ---------
---------------------------------------------------------------------------
Cable, Media, and Publishing: 1.70%
---------------------------------------------------------------------------
McGraw-Hill                                   10,800            884,250
                                                              ---------
                                                                884,250
                                                              ---------
---------------------------------------------------------------------------
Chemicals: 8.09%
---------------------------------------------------------------------------
Dow Chemical                                  11,003            755,081
DuPont (EI) deNemours                         23,739          1,480,720
Imperial Chemical Industries ADR              13,500            654,750
Monsanto                                      12,500          1,309,375
                                                              ---------
                                                              4,199,926
                                                              ---------
10   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

                                             Number            Market
                                           of Shares           Value
---------------------------------------------------------------------------
Electronics and Electrical: 5.03%
---------------------------------------------------------------------------
General Electric                              18,800        $ 1,189,100
Pitney Bowes                                  19,000            828,875
Thomas & Betts                                 9,200            594,550
                                                            -----------
                                                              2,612,525
                                                            -----------
---------------------------------------------------------------------------
Energy: 13.12%
---------------------------------------------------------------------------
Amoco                                         26,400          1,686,300
Atlantic Richfield                             8,082            862,754
Dresser Industries                            40,000            830,000
Imperial Oil Limited                           4,700            171,550
Mobil                                         10,700          1,078,025
Occidental Petroleum                          29,300            629,950
Tenneco                                       12,280            538,785
USX-Marathon Group                            21,600            383,400
Williams Companies                            16,400            633,450
                                                            -----------
                                                              6,814,214
                                                            -----------
---------------------------------------------------------------------------
Food, Beverage, and Tobacco: 3.82%
---------------------------------------------------------------------------
General Mills                                 13,200            757,350
Heinz (H.J.)                                  14,500            674,250
RJR Nabisco Holdings                          17,940            551,655
                                                            -----------
                                                              1,983,255
                                                            -----------
---------------------------------------------------------------------------
Health Care and Pharmaceuticals: 7.09%
---------------------------------------------------------------------------
American Home Products                        15,137          1,341,517
Bristol-Myers Squibb                           7,300            556,625
Glaxo Wellcome plc ADR                        24,000            651,000
Warner-Lambert                                13,350          1,136,419
                                                             ----------
                                                              3,685,561
                                                             ----------
---------------------------------------------------------------------------
Industrial Machinery: 1.79%
---------------------------------------------------------------------------
Cooper Industries                             15,100            509,625
McDermott International                       26,400            419,100
                                                            -----------
                                                                928,725
                                                            -----------
---------------------------------------------------------------------------
Metals and Mining: 4.21%
---------------------------------------------------------------------------
Freeport-McMoRan
    Copper & Gold Class B                     26,200            596,050
Minnesota Mining &
    Manufacturing                             14,312            813,995
Union Pacific                                 11,900            777,963
                                                            -----------
                                                              2,188,008
                                                            -----------

                                             Number            Market
                                           of Shares           Value
---------------------------------------------------------------------------
 Paper and Forest Products: 2.97%
---------------------------------------------------------------------------
 Kimberly-Clark                               11,300        $   820,663
 Union Camp                                   14,200            722,425
                                                            -----------
                                                              1,543,088
                                                            -----------
---------------------------------------------------------------------------
 Retail: 3.04%
---------------------------------------------------------------------------
 Penney (J.C.)                                20,200            850,925
 Sears, Roebuck                               21,450            729,300
                                                            -----------
                                                              1,580,225
                                                            -----------
---------------------------------------------------------------------------
 Transportation and Shipping: 0.78%
---------------------------------------------------------------------------
 Illinois Central                             10,600            405,450
                                                            -----------
                                                                405,450
                                                            -----------
---------------------------------------------------------------------------
 Utilities: 7.52%
---------------------------------------------------------------------------
 ALLTEL                                       25,282            774,261
 BellSouth                                    10,900            833,850
 Frontier                                     32,000            864,000
 Houston Industries                              300             13,913
 Pacific Telesis Group                         2,300             69,863
*Royal PTT Nederland
     NV-SP ADR                                18,300            640,500
 SBC Communications                           12,700            709,613
                                                            -----------
                                                              3,906,000
                                                            -----------
---------------------------------------------------------------------------
 Miscellaneous: 2.67%
---------------------------------------------------------------------------
 Block (H&R)                                  14,900            614,625
 Hanson plc ADR                               49,900            773,450
                                                            -----------
                                                              1,388,075
                                                            -----------
---------------------------------------------------------------------------
 Total Common Stock
 (cost $41,768,897)                                          45,604,872
===========================================================================


---------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK: 0.76%
---------------------------------------------------------------------------
American Express 6.25% FDC                     7,200            395,100
---------------------------------------------------------------------------
Total Convertible Preferred Stock
(cost $302,995)                                                 395,100
===========================================================================

                                           Principal          Market
                                             Amount           Value
---------------------------------------------------------------------------
Repurchase agreements: 10.54%
---------------------------------------------------------------------------
With Paine Webber 5.83% 11/1/95
    (dated 10/31/95, collateralized by
    $5,501,000 U.S. Treasury Notes
    6.125% due 9/30/00, market value
    $5,591,054)                           $5,474,000        $ 5,474,000
---------------------------------------------------------------------------
Total Repurchase Agreements
(cost $5,474,000)                                             5,474,000
===========================================================================
---------------------------------------------------------------------------
Total market value of securities: 99.09%
(cost $47,545,892)                                           51,473,972
===========================================================================
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.91%                                   473,125
===========================================================================
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    3,544,072 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $14.66 PER SHARE: 100.00%                            $51,947,097
===========================================================================
---------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1995:
---------------------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                      $43,009,818

Accumulated undistributed income:
    Net investment income                                       864,194
    Net realized gain on investments                          4,145,005
    Net unrealized appreciation
      of investments                                          3,928,080
---------------------------------------------------------------------------
Total Net Assets                                            $51,947,097
===========================================================================

* Non-income producing security for the year ended October 31, 1995.

See accompanying notes

                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST  11

Delaware Pooled Trust, Inc.: The Aggressive Growth Portfolio
Statement of Net Assets
October 31, 1995

                                              Number            Market
                                            of Shares           Value
---------------------------------------------------------------------------
 COMMON STOCK: 91.36%
---------------------------------------------------------------------------
 Basic Industry/Capital Goods: 4.20%
---------------------------------------------------------------------------
*Smith International                          13,400        $   214,400
 TriMas                                       18,600            385,950
*UCAR International                            6,900            196,650
 Wabash National                               4,400            111,650
*Wolverine Tube                                8,800            313,500
                                                            -----------
                                                              1,222,150
                                                            -----------
---------------------------------------------------------------------------
 Business Services: 12.57%
---------------------------------------------------------------------------
 Distributors: 0.67%
 Intelligent Electronics                      21,700            168,175
*Peak Technologies Group                       1,000             25,500
                                                            -----------
                                                                193,675
                                                            -----------
 Environmental: 2.32%
 Dames & Moore                                22,400            305,200
*Sanifill                                      6,000            189,000
*United Waste Systems                          4,600            181,700
                                                            -----------
                                                                675,900
                                                            -----------

 Media and Publishing: 2.63%
*International Family Entertainment
    Class B                                   13,400            247,900
*Multimedia                                    9,900            438,694
 Reynolds & Reynolds ClassA                    2,200             78,375
                                                            -----------
                                                                764,969
                                                            -----------

 Other Business Services: 6.95%
*ADT Limited                                  27,100            379,400
*APAC Teleservices                               600             15,150
*Bisys Group                                  19,100            532,413
*Compucom Systems                             18,800            125,755
*Corporate Express                             4,600            119,600
*Gartner Group ClassA                          7,200            314,100
*Interim Services                              7,400            218,300
*Isomedix                                     14,700            198,450
 Manpower                                      4,400            119,350
                                                            -----------
                                                              2,022,518
                                                            -----------
                                                              3,657,062
                                                            -----------

12   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

                                             Number            Market
                                           of Shares           Value
---------------------------------------------------------------------------
 Consumer Durables/Cyclicals: 0.77%
---------------------------------------------------------------------------
 Harley-Davidson                              4,800         $  128,400
 Polaris Industries                           3,450             96,600
                                                            ----------
                                                               225,000
                                                            ----------
---------------------------------------------------------------------------
 Consumer Nondurables: 14.33%
---------------------------------------------------------------------------
 Retail: 8.30%
*CompUSA                                      1,100             42,075
*Fabri-Centers of America Class A               800             11,900
*Fabri-Centers of America Class B               800              9,300
*General Nutrition Companies                 28,800            712,800
*Gymboree                                    13,900            315,356
*Kohl's                                       7,000            317,625
*Musicland Stores                            21,500            139,750
*Neostar Retail Group                         5,000             76,250
*Office Depot                                 2,300             65,838
*Staples                                     18,975            507,581
 Talbots                                      5,200            126,100
*Value City Department Stores                14,800             88,800
                                                            ----------
                                                             2,413,375
                                                            ----------
 Textiles and Apparel: 3.38%
*Cyrk                                         7,100             77,188
*Gucci Group                                 13,000            390,000
*Tommy Hilfiger                              11,000            419,375
 Warnaco Group Class A                        4,200             97,650
                                                            ----------
                                                               984,213
                                                            ----------
 Other Consumer Nondurables: 2.65%
 Callaway Golf                               25,800            422,475
*Canandaigua Wine Class A                     6,100            292,800
*Nature's Bounty                             10,800             54,338
                                                               769,613
                                                            ----------
                                                             4,167,201
                                                            ----------

                                             Number            Market
                                           of Shares           Value
---------------------------------------------------------------------------
 Consumer Services: 12.40%
---------------------------------------------------------------------------
 Entertainment and Leisure: 6.93%
 Circus Circus Enterprises                    3,850         $   102,506
*HFS                                          6,400             392,000
 La Quinta Inns                               3,400              87,550
*MGM Grand                                    1,800              42,975
*Mirage Resorts                              13,000             425,750
*Station Casinos                             15,400             198,275
 TCA Cable TV                                 2,100              62,606
*Viacom Class A                               1,688              83,978
*Viacom Class B                               5,567             278,362
*WMS Industries                              17,400             341,475
                                                            -----------
                                                              2,015,477
                                                            -----------
 Restaurants: 2.48%
*Bertucci's                                   4,000              24,000
*Daka International                           6,700             204,350
*Foodmaker                                   20,000             120,000
*Lone Star Steakhouse/Saloon                  6,800             262,650
 Sbarro                                       5,300             110,638
                                                            -----------
                                                                721,638
                                                            -----------

 Other Consumer Services: 2.99%
 Barefoot                                    18,300             218,456
*CUC International                           15,900             550,538
 Cash America International                  19,800             101,475
                                                            -----------
                                                                870,469
                                                            -----------
                                                              3,607,584
                                                            -----------
---------------------------------------------------------------------------
 Energy: 0.94%
---------------------------------------------------------------------------
*AES                                         13,848             274,363
                                                            -----------
                                                                274,363
                                                            -----------
---------------------------------------------------------------------------
 Financial: 7.17%
---------------------------------------------------------------------------
 Insurance: 4.64%
 Ambac                                        7,200             303,300
 Blanch (E.W.)Holdings                       17,700             340,725
 CMAC Investment                              6,900             327,750
 MBIA                                         5,400             375,975
                                                            -----------
                                                              1,347,750
                                                            -----------
 Other Financial: 2.53%
 Aames Financial                              4,500             113,344
 Advanta Class B                              5,200             187,200
*Olympic Financial Limited                    9,300             168,563
 SEI                                          9,500             204,250
*WFS Financial                                3,800              63,650
                                                            -----------
                                                                737,007
                                                            -----------
                                                              2,084,757
                                                            -----------

                                             Number           Market
                                            of Shares         Value
---------------------------------------------------------------------------
 Health Care: 16.14%
---------------------------------------------------------------------------
 Pharmaceuticals: 0.95%
*Dura Pharmaceuticals                         1,100         $   32,450
*Genzyme-General Division                     4,200            244,125
                                                            ----------
                                                               276,575
                                                            ----------


 Services: 15.19%
*Apria Healthcare Group                      13,800            299,288
 Columbia/HCA Healthcare                      9,757            479,313
*Community Health Systems                     2,400             76,200
*HCIA                                         5,200            139,100
*Healthsouth                                 28,700            749,788
*Health Management Class A                   29,325            630,488
*Oxford Health Plans                          3,900            306,150
*Physician Reliance Network                   4,400            146,300
*Quantum Health Resources                    19,200            201,600
*Quorum Health Group                         15,300            329,906
*Summit Care                                  1,500             31,313
 United Healthcare                            8,000            425,000
*Value Health                                15,864            362,889
*Vivra                                        7,300            240,900
                                                            ----------
                                                             4,418,235
                                                            ----------
                                                             4,694,810
                                                            ----------
---------------------------------------------------------------------------
 Technology: 22.04%
---------------------------------------------------------------------------
 Communications: 5.33%
*Bay Networks                                12,800            849,600
*Cabletron Systems                            7,000            550,375
 InterVoice                                   8,300            151,475
                                                            ----------
                                                             1,551,450
                                                            ----------
 Hardware: 7.83%
*Altera                                       6,200            375,488
*Analog Devices                               4,400            158,950
 Dallas Semiconductor                         8,800            187,000
*Diamond Multimedia Systems                   4,400            130,900
*In Focus Systems                             1,600             52,600
*Microchip Technology                         8,500            336,813
*StorMedia                                    2,100             95,550
*Trimble Navigation Limited                   7,500            149,063
*Xilinx                                      12,600            580,388
*Zilog                                        5,900            209,450
                                                            ----------
                                                             2,276,202
                                                            ----------


                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST  13

                                             Number           Market
                                           of Shares          Value
---------------------------------------------------------------------------
 Software: 8.88%
 Adobe Systems                                6,500        $   371,313
*DST Systems                                  3,200             67,200
 First Data                                  10,784            713,100
 HBO & Co.                                    3,094            218,514
*Informix                                    15,400            449,488
*NetManage                                   11,500            235,031
*Novell                                      17,700            293,156
*Seer Technologies                              500              7,350
 Shared Medical Systems                       5,900            228,625
                                                           -----------
                                                             2,583,777
                                                           -----------
                                                             6,411,429
                                                           -----------
---------------------------------------------------------------------------
 Transportation: 0.80%
---------------------------------------------------------------------------
 Illinois Central                             6,100            233,325
                                                           -----------
                                                               233,325
                                                           -----------
---------------------------------------------------------------------------
 Total Common Stock
 (cost $20,894,584)                                         26,577,681
===========================================================================

                                           Principal
                                             Amount
---------------------------------------------------------------------------

Short-term investments: 6.84%
---------------------------------------------------------------------------
Federal National Mortgage Association
Discount Note 12/05/95                    $2,000,000         1,989,517
                                                           -----------
---------------------------------------------------------------------------
Total Short-Term Investments
(cost $1,989,517)                                            1,989,517
===========================================================================

---------------------------------------------------------------------------
Repurchase agreements: 3.00%
---------------------------------------------------------------------------
    With Paine Webber 5.83%, 11/01/95
    (dated 10/31/95, collateralized by
    $878,000 U.S. Treasury Notes
    6.125% due 9/30/00, market value
    $892,689)                               874,000           874,000
                                                           ----------
---------------------------------------------------------------------------
Total Repurchase Agreements
(cost $874,000)                                               874,000
===========================================================================


14   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

---------------------------------------------------------------------------
Total market value of securities: 101.20%
(Cost $23,758,101)                                        $29,441,198
===========================================================================
---------------------------------------------------------------------------
Liabilities net of receivables and
    other assets: (1.20%)                                    (349,314)
===========================================================================
---------------------------------------------------------------------------
Net assets applicable to
    2,261,640 shares ($.01 par value)
    outstanding equivalent
    to $12.86 per share: 100.00%                          $29,091,884
===========================================================================
---------------------------------------------------------------------------
Components of net assets
    at October 31, 1995:
---------------------------------------------------------------------------
Common stock $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                    $22,182,469
Accumulated undistributed income:
    Net investment income                                      81,647
    Net realized gain on investments                        1,144,671
    Net unrealized appreciation of
      investments                                           5,683,097
---------------------------------------------------------------------------
Total Net Assets                                          $29,091,884
===========================================================================

* Non-income producing security for the year ended October 31, 1995.

See accompanying notes

Delaware Pooled Trust, Inc.: The International Equity Portfolio
Statement of Net Assets
October 31, 1995

                                                               Market
                                              Number           Value
                                            of Shares         (U.S.$)
---------------------------------------------------------------------------

 COMMON STOCK: 90.71%
---------------------------------------------------------------------------
 Australia: 9.53%
---------------------------------------------------------------------------
 Brambles Industries                          311,000       $ 3,302,320
 CSR Limited                                1,171,003         3,732,032
 National Australia Bank                      412,147         3,523,642
 National Foods                               287,794           321,790
 Pacific Dunlop                             1,668,904         4,036,750
                                                            -----------
                                                             14,916,534
                                                            -----------
---------------------------------------------------------------------------
 Belgium: 5.45%
---------------------------------------------------------------------------
 Cimenteries CBR Cementbedrij                   1,650           671,935
*Cimenteries CBR Cementbedrij
    Put Warrants                                1,650             7,517
 Electrabel                                    27,105         6,070,936
 G.I.B. Holdings                               45,000         1,758,007
 G.I.B. Holdings-VVPR                             372            14,379
                                                           ------------
                                                              8,522,774
                                                           ------------
---------------------------------------------------------------------------
 Canada: 1.97%
---------------------------------------------------------------------------
 BC Telecom                                   173,000         3,086,989
                                                           ------------
                                                              3,086,989
                                                           ------------
---------------------------------------------------------------------------
 France: 6.71%
---------------------------------------------------------------------------
 Alcatel Alsthom                               34,911         2,979,589
 Campagnie de Saint Gobain                     26,066         3,105,822
 Elf Aquitaine                                 64,752         4,406,878
                                                           ------------
                                                             10,492,289
                                                           ------------
---------------------------------------------------------------------------
 Germany: 6.03%
---------------------------------------------------------------------------
 Bayer AG                                      12,200         3,222,609
 Continental AG                               216,550         3,059,962
 Siemens AG                                     6,030         3,147,092
                                                           ------------
                                                              9,429,663
                                                           ------------
---------------------------------------------------------------------------
 Hong Kong: 2.99%
---------------------------------------------------------------------------
 Hong Kong Electric Holdings                  560,000         1,904,860
 Wharf Holdings                               821,000         2,771,424
                                                           ------------
                                                              4,676,284
                                                           ------------
---------------------------------------------------------------------------
 Indonesia: 1.59%
---------------------------------------------------------------------------
 PT Bank Dagang Nasional                    1,916,875         1,709,234
 PT Indofood Sukses Makmur                    169,500           783,685
                                                           ------------
                                                              2,492,919
                                                           ------------

                                                              Market
                                             Number           Value
                                           of Shares         (U.S.$)
---------------------------------------------------------------------------

Japan: 13.63%
---------------------------------------------------------------------------
Amano                                        348,000        $ 4,220,451
Canon                                        194,000          3,320,456
Chiyoda Fire and Marine
    Insurance                                340,000          1,812,314
Eisai                                        195,000          3,299,428
Hitachi                                      373,000          3,830,505
Kinki Coca-Cola Bottling                      75,000            902,245
Matsushita Electric                          226,000          3,205,047
Sanoh Industrial                              90,000            734,999
                                                            -----------
                                                             21,325,445
                                                            -----------
---------------------------------------------------------------------------
Malaysia: 1.34%
---------------------------------------------------------------------------
Sime Darby Berhad                            840,000          2,097,605
                                                            -----------
                                                              2,097,605
                                                            -----------
---------------------------------------------------------------------------
Netherlands: 6.86%
---------------------------------------------------------------------------
Elsevier                                     210,000          2,711,221
Koninklijke Van Ommeren                      123,000          3,666,413
Royal Dutch Petroleum                         35,175          4,360,979
                                                            -----------
                                                             10,738,613
                                                            -----------
---------------------------------------------------------------------------
New Zealand: 3.59%
---------------------------------------------------------------------------
Carter Holt Harvey                         1,196,400          2,858,536
Telecom Corp. of New Zealand                 666,000          2,764,926
                                                            -----------
                                                              5,623,462
                                                            -----------
---------------------------------------------------------------------------
Philippines: 0.85%
---------------------------------------------------------------------------
Philippine Long Distance Telephone
    Company ADR                               23,800          1,335,775
                                                            -----------
                                                              1,335,775
                                                            -----------
---------------------------------------------------------------------------
Singapore: 1.21%
---------------------------------------------------------------------------
Jardine Matheson Holdings                    308,800          1,883,680
                                                            -----------
                                                              1,883,680
                                                            -----------
---------------------------------------------------------------------------
Spain: 2.82%
---------------------------------------------------------------------------
Acerinox SA                                    4,822            507,247
Banco Central Hispanoamer SA                  19,827            410,326
Telefonica de Espana                         277,350          3,493,816
                                                            -----------
                                                              4,411,389
                                                            -----------

                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST  15

                                                               Market
                                            Number             Value
                                          of Shares           (U.S.$)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
United Kingdom: 26.14%
---------------------------------------------------------------------------
Bass plc                                     384,000        $ 4,016,914
Blue Circle Industries plc                   830,000          3,810,824
British Airways plc                          485,000          3,481,777
British Gas plc                              961,300          3,655,306
Cable & Wireless plc                         536,500          3,504,434
Dalgety plc                                  609,375          4,086,216
Dawson International plc                     279,250            524,310
GKN plc                                      235,750          3,001,739
Great Universal Stores plc                   405,300          3,651,409
Powergen plc                                 485,000          4,346,481
RTZ plc                                      218,000          3,009,624
Sears plc                                  2,377,650          3,807,691
                                                            -----------
                                                             40,896,725
                                                            -----------
---------------------------------------------------------------------------
Total Common Stock
(cost $137,452,585)                                         141,930,146
===========================================================================



                                           Principal
                                           Amount**
---------------------------------------------------------------------------
BONDS: 2.23%
---------------------------------------------------------------------------
Spain: 2.23%
---------------------------------------------------------------------------
Spanish Government,
8.20%, 02/28/09                         $527,000,000          3,493,935
---------------------------------------------------------------------------
Total Bonds
(cost $3,387,893)                                             3,493,935
===========================================================================
---------------------------------------------------------------------------
REPURCHASE AGREEMENT: 5.23%
---------------------------------------------------------------------------
With Paine Webber 5.83%
    11/1/95 (dated 10/31/95,
    collateralized by $8,220,000
    U.S. Treasury Notes 6.125%
    due 9/30/2000, market value
    $8,354,918)                           $8,180,000          8,180,000
---------------------------------------------------------------------------
Total Repurchase Agreement
(cost $8,180,000)                                             8,180,000
===========================================================================


16   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

                                                             Market
                                           Principal         Value
                                            Amount*         (U.S.$)
---------------------------------------------------------------------------
TOTAL MARKET VALUE OF
SECURITIES: 98.17%
(COST $149,020,478)                                        $153,604,081
===========================================================================
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 1.83%                                 2,863,031
===========================================================================
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    11,923,447 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $13.12 PER SHARE: 100.00%                              $156,467,112
===========================================================================
---------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1995:
---------------------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                     $145,932,222
Accumulated undistributed income:
    Net investment income                                     3,284,687
    Net realized gain on investments and
      foreign currencies                                      2,561,013
    Net unrealized appreciation of investments
      and foreign currencies                                  4,689,190
---------------------------------------------------------------------------
Total Net Assets                                           $156,467,112
===========================================================================

 * Non-income producing security for the year ended October 31, 1995. ** Principal amount is stated in the currency in which each security is denominated.

See accompanying notes

Delaware Pooled Trust, Inc.: The Global Fixed Income Portfolio
Statement of Net Assets
October 31, 1995

                                                             Market
                                           Principal         Value
                                            Amount*         (U.S.$)
---------------------------------------------------------------------------

BONDS: 94.14%
---------------------------------------------------------------------------
Australia: 11.30%
---------------------------------------------------------------------------
Australian Government,
9.000%, 09/15/04                           2,000,000        $ 1,545,067
Bank Austria AG,
10.875%, 11/17/04                          2,000,000          1,665,779
Commerzbank,
10.500%, 01/19/00                          2,000,000          1,622,994
DSL Finance NV Amsterdam,
10.250%, 04/07/00                            500,000            403,609
Queensland Treasury-Global,
8.000%, 05/14/03                           4,500,000          3,264,117
South Australia Government
Finance, 7.250%, 09/22/03                  2,000,000          1,377,691
Treasury Corp. Victoria,
7.125%, 11/29/05                           2,000,000          1,327,299
                                                            -----------
                                                             11,206,556
                                                            -----------
---------------------------------------------------------------------------
Canada: 17.93%
---------------------------------------------------------------------------
BP America, 10.875%,
08/01/01                                     300,000            249,257
BP America, 9.500%,
06/24/02                                   1,000,000            787,639
Banque National de Paris,
8.750%, 07/29/02                           1,000,000            763,011
Banque National de Paris,
7.750%, 04/08/03                           1,000,000            720,260
Bell Canada,
10.875%, 10/11/04                            700,000            596,236
Deutsche Bank,
10.250%, 11/30/99                            400,000            323,420
Electric Power Development,
10.375%, 09/27/01                            700,000            576,394
Government of Canada,
8.250%, 03/01/97                           3,000,000          2,288,922
Government of Canada,
8.500%, 03/01/00                           9,000,000          7,064,832
Government of Canada,
9.000%, 12/01/04                           1,000,000            816,134
KFW International Finance,
9.500%, 05/13/02                           1,500,000          1,196,794
Nippon Telephone & Telegraph,
10.250%, 10/19/99                            800,000            644,238
Ontario Hydro,
10.000%, 03/19/01                            650,000            529,484
Rabobank Nederland,
9.750%, 08/05/04                           1,500,000          1,218,401
                                                            -----------
                                                             17,775,022
                                                            -----------

                                                               Market
                                           Principal           Value
                                            Amount*           (U.S.$)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Denmark: 10.88%
---------------------------------------------------------------------------
Danish Government,
8.000%, 05/15/03                          10,000,000        $ 1,870,484
Kingdom of Denmark,
9.000%, 11/15/00                          45,000,000          8,918,504
                                                            -----------
                                                             10,788,988
                                                            -----------
---------------------------------------------------------------------------
Greece: 1.78%
---------------------------------------------------------------------------
International Bank of
Reconstruction and
Development,
15.500%, 04/14/97                        325,000,000          1,427,497
International Finance,
15.250%, 05/11/99                         75,000,000            332,656
                                                            -----------
                                                              1,760,153
                                                            -----------
---------------------------------------------------------------------------
Italy: 13.56%
---------------------------------------------------------------------------
ABB International Finance
BV, 10.000%, 08/06/03                  5,000,000,000          2,912,994
Bayerische Landesbank
Girozentrale, 10.750%,
03/01/03                               5,000,000,000          3,046,294
Buoni Poliennali Del Tes,
9.500%, 12/01/99                       4,000,000,000          2,374,180
Eurofima, 7.700%,
02/02/04                               5,800,000,000          2,949,298
Nordic Investment Bank,
11.300%, 03/04/02                      1,500,000,000            943,293
Nordic Investment Bank,
10.800%, 05/24/03                      2,000,000,000          1,223,222
                                                            -----------
                                                             13,449,281
                                                            -----------
---------------------------------------------------------------------------
New Zealand: 9.77%
---------------------------------------------------------------------------
New Zealand Government,
6.500%, 02/15/00                           8,000,000          5,153,983
New Zealand Government,
8.000%, 04/15/04                           3,000,000          2,081,447
New Zealand Government,
8.000%, 11/15/06                           3,500,000          2,456,307
                                                            -----------
                                                              9,691,737
                                                            -----------

                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST  17

                                                              Market
                                            Number            Value
                                          of Shares          (U.S.$)
---------------------------------------------------------------------------

Spain: 16.38%
---------------------------------------------------------------------------
Bayerische Landesanstalt,
7.800%, 02/11/04                         200,000,000        $ 1,376,278
DSL Finance NV Amsterdam,
7.875%, 02/10/04                         200,000,000          1,384,458
European Investment Bank,
13.900%, 03/22/00                        120,000,000          1,096,933
Spanish Government,
12.250%, 03/25/00                        500,000,000          4,322,290
Spanish Government,
10.300%, 06/15/02                        300,000,000          2,388,466
Spanish Government,
10.500%, 10/30/03                        350,000,000          2,812,311
Spanish Government,
8.200%, 02/28/09                         230,000,000          1,524,867
World Bank,
10.625%, 09/08/98                        160,000,000          1,333,333
                                                            -----------
                                                             16,238,936
                                                            -----------
---------------------------------------------------------------------------
Sweden: 8.10%
---------------------------------------------------------------------------
Nordic Investment Bank,
10.250%, 01/07/99                          8,000,000          1,244,807
Swedish Government,
13.000%, 06/15/01                         31,000,000          5,466,855
Swedish Government,
9.000%, 04/20/09                           9,000,000          1,321,836
                                                            -----------
                                                              8,033,498
                                                            -----------
---------------------------------------------------------------------------
United Kingdom: 4.44%
---------------------------------------------------------------------------
ARGYLL Group plc,
8.125%, 03/10/00                           1,000,000          1,584,688
Mutual Group,
7.250%, 01/12/04                             200,000            281,240
Nationwide Anglia,
13.500%, 11/21/00                            200,000            380,641
Redland Funding,
10.875%, 11/27/01                            200,000            354,410
Woolwich Building SOC,
11.625%, 12/18/01                          1,000,000          1,803,605
                                                            -----------
                                                              4,404,584
                                                            -----------
---------------------------------------------------------------------------
Total Bonds
(cost $88,518,540 )                                          93,348,755
===========================================================================


18   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

                                                              Market
                                           Principal          Value
                                            Amount*          (U.S.$)
---------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 2.45%
---------------------------------------------------------------------------
With Paine Webber 5.83% 11/1/95
    (dated 10/31/95, collateralized by
    $2,440,000 U.S. Treasury Notes
    6.125% due 9/30/2000, market value
    $2,479,919)                           $2,428,000        $ 2,428,000
---------------------------------------------------------------------------
Total Repurchase Agreements
(cost $2,428,000)                                             2,428,000
===========================================================================
---------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 96.59%
(COST $90,946,540)                                          $95,776,755
===========================================================================
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 3.41%                                 3,383,914
===========================================================================
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    8,983,144 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $11.04 PER SHARE: 100.00%                               $99,160,669
===========================================================================
---------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1995:
---------------------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                      $91,004,261
Accumulated undistributed income:
    Net investment income                                     3,979,923
    Net realized loss on investments and
      foreign currencies                                       (865,545)
    Net unrealized appreciation of investments
      and foreign currencies                                  5,042,030
---------------------------------------------------------------------------
Total Net Assets                                            $99,160,669
===========================================================================

* Principal amount is stated in the currency of the country in which each security is denominated.

See accompanying notes

Delaware Pooled Trust, Inc.
Statements of Assets and Liabilities
Year Ended October 31, 1995



                                                      The                  The                   The                 The Global
                                                   Defensive             Aggressive           International         Fixed Income
                                               Equity Portfolio       Growth Portfolio       Equity Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at market                             $51,473,972            $29,441,198            $153,604,081          $95,776,755
Cash and foreign currencies                               674                     --               5,390,857              964,349
Dividends and interest receivable                     120,315                  3,043               1,026,712            3,967,543
Receivable for investment securities sold           1,598,399                340,893                      --              922,060
Other assets                                            3,838                  4,253                   2,157                   --
                                              -----------------------------------------------------------------------------------
Total assets                                       53,197,198             29,789,387             160,023,807          101,630,707
                                              -----------------------------------------------------------------------------------

LIABILITIES:
Payable for Fund shares repurchased                        --                     --                  55,000                   --
Payable for investment securities purchased         1,188,355                390,267               3,385,203            2,349,230
Other accounts payable and accrued expenses            61,746                307,236                 116,492              120,808
                                              -----------------------------------------------------------------------------------
Total liabilities                                   1,250,101                697,503               3,556,695            2,470,038
                                              -----------------------------------------------------------------------------------
Total Net Assets                                  $51,947,097            $29,091,884            $156,467,112        $  99,160,669
                                              ===================================================================================


See accompanying notes


                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST 19

Delaware Pooled Trust, Inc.
Statements of Operations
Year Ended October 31, 1995




                                                    The                    The                   The               The Global
                                                 Defensive              Aggressive            International       Fixed Income
                                              Equity Portfolio       Growth Portfolio       Equity Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                      $    201,040            $    262,767           $    910,798          $  6,842,054
Dividends                                        1,683,932                  72,254              4,261,134                  --
                                              ---------------------------------------------------------------------------------
                                                 1,884,972                 335,021              5,171,932             6,842,054
                                              ---------------------------------------------------------------------------------
EXPENSES:
Management fees                                    255,586                 202,809                792,936               349,107
Dividend disbursing and transfer agent fees
    and expenses                                     4,850                   2,744                 10,437                 7,079
Registration fees                                   17,056                   9,488                 28,599                16,195
Custodian fees                                      18,419                  32,650                 59,197                49,040
Reports and statements to shareholders               1,531                   1,650                   --                     625
Professional fees                                    7,885                   6,640                 10,252                18,184
Salaries                                            11,950                   6,545                 26,828                17,296
Taxes (other than taxes on income)                   4,222                   1,991                  9,339                 5,588
Directors' fees                                      3,409                   3,449                  3,449                 3,449
Amortization of organization expenses                1,416                   1,440                  1,453                   506
Other                                                9,278                   9,315                 13,613                10,217
                                              ---------------------------------------------------------------------------------
                                                   335,602                 278,721                956,103               477,286
Less expenses absorbed by Delaware
    Management Company, Inc. and
    Delaware International Advisers Ltd.            17,810                  39,412                     --                55,224
                                              ---------------------------------------------------------------------------------
                                                   317,792                 239,309                956,103               422,062
                                              ---------------------------------------------------------------------------------
NET INVESTMENT INCOME BEFORE
    FOREIGN TAX WITHHELD:                        1,567,180                  95,712              4,215,829             6,419,992
FOREIGN TAX WITHHELD:                                   --                      --               (488,758)              (60,454)
                                              ---------------------------------------------------------------------------------
NET INVESTMENT INCOME:                           1,567,180                  95,712              3,727,071             6,359,538
                                              ---------------------------------------------------------------------------------
NET REALIZED GAIN AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS AND
    FOREIGN CURRENCIES:
Net realized gain (loss) on:
    Investment transactions                      4,157,227               1,168,383              1,803,481             2,264,110
    Foreign currencies                                  --                      --              1,392,872            (1,606,185)
                                              ---------------------------------------------------------------------------------
    Net realized gain                            4,157,227               1,168,383              3,196,353               657,925
Net unrealized appreciation (depreciation)
    of investments and foreign currencies
    during the period                            3,315,808               3,532,216             (1,168,917)            5,159,202
                                              ---------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS AND
    FOREIGN CURRENCIES:                          7,473,035               4,700,599              2,027,436             5,817,127
                                              ---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS:                $  9,040,215            $  4,796,311           $  5,754,507          $ 12,176,665
                                              =================================================================================

See accompanying notes

20   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets
Year Ended October 31, 1995

                                                    The                    The                   The               The Global
                                                 Defensive              Aggressive            International       Fixed Income
                                              Equity Portfolio       Growth Portfolio       Equity Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                          $  1,567,180           $     95,712           $   3,727,071        $   6,359,538
Net realized gain on investments and
    foreign currencies                            4,157,227              1,168,383               3,196,353              657,925
Net unrealized appreciation (depreciation)
    of investments and foreign currencies
    during the period                             3,315,808              3,532,216              (1,168,917)           5,159,202
                                               --------------------------------------------------------------------------------
Net increase in net assets resulting
    from operations                               9,040,215              4,796,311               5,754,507           12,176,665
                                               --------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                            (1,141,005)               (24,860)             (1,266,193)          (2,683,754)
Net realized gain from security transactions     (1,546,708)              (488,918)             (1,571,582)                 ---
                                               --------------------------------------------------------------------------------
                                                 (2,687,713)              (513,778)             (2,837,775)          (2,683,754)
                                               --------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                        21,438,035              2,798,650              83,241,161           46,848,360
Net asset value of shares issued upon
    reinvestment of dividends from net
    investment income and net realized
    gain from security transactions               2,618,040                513,778               2,826,102            2,273,808
                                                -------------------------------------------------------------------------------
                                                 24,056,075              3,312,428              86,067,263           49,122,168
                                                -------------------------------------------------------------------------------

Cost of shares repurchased                      (15,784,638)            (1,142,800)             (3,336,887)          (1,720,000)
                                                -------------------------------------------------------------------------------

Increase in net assets derived from
    capital share transactions                    8,271,437              2,169,628              82,730,376           47,402,168
                                                -------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS:                      14,623,939              6,452,161              85,647,108           56,895,079

NET ASSETS:
Beginning of period                              37,323,158             22,639,723              70,820,004           42,265,590
End of period                                   -------------------------------------------------------------------------------
                                                $51,947,097            $29,091,884            $156,467,112          $99,160,669
                                                ===============================================================================

Undistributed net investment income             $   864,194            $    81,647            $  3,284,687          $ 3,979,923
                                                ===============================================================================



See accompanying notes
                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST  21

Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets
Year Ended October 31, 1994

                                                    The                    The                   The               The Global
                                                 Defensive              Aggressive            International       Fixed Income
                                              Equity Portfolio       Growth Portfolio       Equity Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                          $    738,676          $      16,113            $  1,397,055         $  3,065,983
Net realized gain (loss) on investments and
    foreign currencies                            1,535,246                505,673                 894,100           (2,201,136)
Net unrealized appreciation (depreciation)
    of investments and foreign currencies
    during the period                              (461,803)              (387,251)              3,228,171             (134,425)
                                               --------------------------------------------------------------------------------
Net increase in net assets resulting
    from operations                               1,812,119                134,535               5,519,326              730,422
                                               --------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                              (419,984)               (37,888)               (632,551)          (3,001,453)
Net realized gain from security transactions       (422,183)              (397,820)               (279,065)          (1,523,836)
                                               --------------------------------------------------------------------------------
                                                   (842,167)              (435,708)               (911,616)          (4,525,289)
                                               --------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                        25,095,763              2,687,551              42,817,824           13,502,167

Net asset value of shares issued upon
    reinvestment of dividends from net
    investment income and net realized gain
    from security transactions                      838,997                435,708                 911,616            4,525,289
                                               --------------------------------------------------------------------------------
                                                 25,934,760              3,123,259              43,729,440           18,027,456
                                               --------------------------------------------------------------------------------

Cost of shares repurchased                       (3,000,000)              (660,012)             (1,805,000)          (1,280,000)
                                               --------------------------------------------------------------------------------

Increase in net assets derived from capital
    share transactions                           22,934,760              2,463,247              41,924,440           16,747,456
                                               --------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS:                      23,904,712              2,162,074              46,532,150           12,952,589

NET ASSETS:
Beginning of period                              13,418,446             20,477,649              24,287,854           29,313,001
                                               --------------------------------------------------------------------------------
End of period                                   $37,323,158            $22,639,723             $70,820,004          $42,265,590
                                               ================================================================================
Undistributed net investment income             $   438,019            $    10,795             $   823,809          $   304,139
                                               ================================================================================


See accompanying notes

22   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

Delaware Pooled Trust, Inc.
Notes to Financial Statements
October 31, 1995

Delaware Pooled Trust, Inc. (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland Corporation and offers twelve separate Portfolios ("Portfolios"). The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio, and The Global Fixed Income Portfolio had commenced operations prior to October 31, 1995.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Portfolios for financial statement preparation:

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not traded or listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sale price before each Portfolio is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes--Each Portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by each Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currencies--The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other--Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of each Portfolio's average net assets.


                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST  23

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, Delaware Management Company, Inc., (DMC), the Investment Manager of The Defensive Equity Portfolio and The Aggressive Growth Portfolio, and Delaware International Advisers Ltd. (DIAL), the Investment Manager of The International Equity Portfolio and The Global Fixed Income Portfolio, will receive an annual fee which is calculated on the net assets of each Portfolio less fees paid to the independent directors. The management fee rates are as follows:

                                                    The                    The                   The               The Global
                                                 Defensive              Aggressive            International       Fixed Income
                                              Equity Portfolio       Growth Portfolio       Equity Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------

Management fees as a percentage of average
    daily net assets (per annum)                    0.55%                0.80%                  0.75%                 0.50%
===============================================================================================================================

At October 31, 1995, the Portfolios had liabilities for Investment Management fees and other expenses payable to DMC or DIAL as follows:

                                                    The                    The                   The               The Global
                                                 Defensive              Aggressive            International       Fixed Income
                                              Equity Portfolio       Growth Portfolio       Equity Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment management fees and
    other expenses payable to DMC or DIAL         $22,154               $16,952                $61,822               $32,163
===============================================================================================================================

DMC and DIAL have elected voluntarily to waive that portion, if any, of the annual management fees payable by each Portfolio to the extent necessary to insure that the annual operating expenses exclusive of taxes, interest, brokerage commissions, and extraordinary expenses do not exceed 0.68%, 0.93%, 0.96%, and 0.60% for The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio, and The Global Fixed Income Portfolio, respectively through April 30, 1996. Total expenses absorbed by DMC or DIAL are as follows:

                                                    The                    The                   The              The Global
                                                 Defensive              Aggressive            International       Fixed Income
                                              Equity Portfolio       Growth Portfolio       Equity Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------

Total expenses absorbed by DMC or DIAL            $17,810               $39,412                 $--                 $55,224
===============================================================================================================================

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Portfolios. At October 31, 1995 the amount expensed by the Portfolios and the liability for such fees and other expenses payable to DSC are as follows:

                                                    The                    The                   The              The Global
                                                 Defensive              Aggressive            International       Fixed Income
                                              Equity Portfolio       Growth Portfolio       Equity Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Amount expensed for dividend disbursing
    and transfer agent services                   $4,850                 $2,744                 $10,437             $7,079
Dividend disbursing and transfer agent fees
    and other expenses payable                    $2,304                 $2,201                  $3,524             $2,318
===============================================================================================================================

Certain officers of the Investment Manager are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by each Portfolio.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DIAL, and DSC through a merger transaction (the "Merger"), became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DIAL, and DSC have heretofore conducted their relationship with the Fund.
24   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

3. Investments
During the year ended October 31, 1995, each Portfolio made purchases and sales of investment securities other than U.S. Government securities and temporary cash investments as follows:

                                                    The                    The                   The               The Global
                                                 Defensive              Aggressive            International       Fixed Income
                                              Equity Portfolio       Growth Portfolio       Equity Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Purchases                                       $40,712,026           $16,971,097             $96,111,394          $94,314,658
Sales                                           $38,341,294           $13,793,916             $19,691,125          $49,586,928
===============================================================================================================================

Investment securities based on cost for federal income tax purposes at October 31, 1995, are as follows:

                                                    The                    The                   The               The Global
                                                 Defensive              Aggressive            International       Fixed Income
                                              Equity Portfolio       Growth Portfolio       Equity Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------------------

Cost of investments                             $47,584,463           $23,798,431             $149,020,478         $90,946,540
Aggregate unrealized appreciation                 4,865,577             7,352,384               10,041,932           5,020,972
Aggregate unrealized depreciation                  (976,068)           (1,709,617)              (5,458,329)           (190,757)
                                                -------------------------------------------------------------------------------

Market value of investments                     $51,473,972           $29,441,198             $153,604,081         $95,776,755
                                                ===============================================================================

The net realized gain for federal income tax purposes for the year ended October 31, 1995, was $4,184,778, $1,188,664, $1,803,481, and $2,207,656 for The
Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio, and The Global Fixed Income Portfolio, respectively.



4. Capital Stock
Transactions in capital stock shares were as follows:

                                             The                      The                     The                  The Global
                                          Defensive                Aggressive             International           Fixed Income
                                       Equity Portfolio         Growth Portfolio        Equity Portfolio           Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
                                   Year Ended  Year Ended   Year Ended  Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                    10/31/95    10/31/94     10/31/95    10/31/94     10/31/95    10/31/94    10/31/95    10/31/94
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                        1,606,822   1,965,280     245,861     247,591     6,552,314    3,445,243   4,614,586   1,356,353

Shares issued upon
    reinvestment of dividends
    from net investment income
    and net realized gains from
    security transactions            214,632      67,602      49,736      39,147       229,401       73,798     221,439     443,778
                                  -------------------------------------------------------------------------------------------------

                                   1,821,454   2,032,882     295,597     286,738     6,781,715    3,519,041   4,836,025   1,800,131

Shares repurchased                (1,130,397)   (234,132)    (89,704)    (58,824)     (260,743)    (142,554)   (168,124)   (127,578)
                                  -------------------------------------------------------------------------------------------------

Net increase                         691,057   1,798,750     205,893     227,914     6,520,972    3,376,487   4,667,901   1,672,553
                                  =================================================================================================

                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST  25

5. Foreign Currency Forward Contracts
The following currency forward contracts were outstanding at October 31, 1995:

The International Equity Portfolio



                                                                    Unrealized
                                   In            Settlement        Appreciation
Contract to Deliver            Exchange For         Date          (Depreciation)

  171,639,085 Belgian Francs   $ 5,867,000        12/29/95          $(94,271)
    8,342,874 Deutsche Marks     5,867,000        12/29/95           (60,990)
    9,340,264 Dutch Guilders     5,867,000        12/29/95           (63,176)
   30,047,421 French Francs      6,127,000        12/29/95           (25,606)
1,446,507,580 Japanese Yen      14,666,000        12/29/95           381,892
    4,589,238 Swedish Kroner       688,710         11/1/95            (2,066)
    2,304,257 Swedish Kroner       347,443         11/2/95               604
    4,652,382 Swedish Kroner       698,492         11/6/95            (4,494)
                                                                    ---------
                                                                    $131,893
                                                                    =========



                                                                    Unrealized
                                   In            Settlement        Appreciation
Contract to Receive            Exchange For         Date          (Depreciation)

      142,995 British Pounds   $   225,936         11/2/95          $   (321)
      442,705 British Pounds       698,492         11/6/95               353
1,568,142,512 Indonesian Rupiah    688,710         11/1/95             1,797
   12,423,490 Japanese Yen         121,507         11/2/95                --
                                                                    ---------
                                                                      $1,829
                                                                    =========


The following currency forward contracts were outstanding at October 31, 1995:


The Global Fixed Income Portfolio
-------------------------------------------------------------------------------

                                                                    Unrealized
                                   In            Settlement        Appreciation
Contract to Deliver            Exchange For         Date          (Depreciation)

    57,800,000 Danish Kroner    $10,687,870        2/28/96           $109,280
21,400,000,000 Italian Lire      13,169,231        2/28/96            (13,115)
 2,045,000,000 Spanish Peseta    16,585,564        2/28/96             69,124
    40,000,000 Swedish Kroner     6,006,006        2/28/96             29,527
                                                                     ---------
                                                                     $194,816
                                                                     =========

                                   In            Settlement         Unrealized
Contract to Receive            Exchange For         Date           Depreciation

     2,515,072 Canadian Dollars $ 1,881,131        11/2/95           $(11,189)
===============================================================================

26   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

6. Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:


The Defensive Equity Portfolio
-------------------------------------------------------------------------------

                                               Year                  Year                 Year                2/3/92*
                                              Ended                 Ended                Ended                  to
                                            10/31/95               10/31/94             10/31/93             10/31/92

Net asset value, beginning of period        $13.0800               $12.7300             $10.6600             $10.0000

Income From Investment Operations:
Net investment income                         0.4303                 0.3203               0.2841               0.2291
Net realized and unrealized
    gain from security transactions           1.9797                 0.6527               2.3159               0.5109
                                            -------------------------------------------------------------------------
Total from investment operations              2.4100                 0.9730               2.6000               0.7400
                                            -------------------------------------------------------------------------
Less Distributions:
Dividends from net investment income         (0.3400)               (0.2800)             (0.3200)             (0.0800)
Distributions from net realized gain
    from security transactions               (0.4900)               (0.3430)             (0.2100)                none
                                            -------------------------------------------------------------------------
Total distributions                          (0.8300)               (0.6230)             (0.5300)             (0.0800)
                                            -------------------------------------------------------------------------
Net asset value, end of period              $14.6600               $13.0800             $12.7300             $10.6600
                                            =========================================================================
Total return                                   19.77%                  7.96%               25.17%               10.13%

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)     $ 51,947               $ 37,323             $ 13,418            $   4,473
Ratio of expenses to average net assets         0.68%+                 0.68%+               0.68%+               0.68%+
Ratio of net investment income to
    average net assets                          3.33%++                3.26%++              2.90%++              3.65%++
Portfolio turnover                                88%                    73%                  37%                  28%



-------------------------------------------------------------------------------
*  Date of initial sale; ratios and total return have been annualized.
+ Ratio of expenses to average net assets prior to expense limitation was 0.71% for the year ended 10/31/95, 0.82% for the year ended 10/31/94, 1.38% for the year ended 10/31/93, and 2.38% for the period from 2/3/92 to 10/31/92.
++ Ratio of net investment income to average net assets prior to expense limitation was 3.30% for the year ended 10/31/95, 3.12%for the year ended 10/31/94, 2.20% for the year ended 10/31/93, and 1.95% for the period from 2/3/92 to 10/31/92.




                                   1995 ANNUAL REPORT o DELAWARE POOLED TRUST 27

Selected data for each share of the Portfolio outstanding throughout each period were as follows:


The Aggressive Growth Portfolio
-------------------------------------------------------------------------------

                                               Year                  Year                 Year               2/27/92*
                                              Ended                 Ended                Ended                  to
                                            10/31/95               10/31/94             10/31/93             10/31/92

Net asset value, beginning of period        $11.0100               $11.2000             $  9.0400            $10.0000

Income (Loss) From Investment Operations:
Net investment income                         0.0428                 0.0075                0.0181              0.0167
Net realized and unrealized
    gain (loss) from security transactions    2.0552                 0.0325                2.1589             (0.9767)
                                            -------------------------------------------------------------------------
Total from investment operations              2.0980                 0.0400                2.1770             (0.9600)
                                            -------------------------------------------------------------------------
Less Distributions:
Dividends from net investment income         (0.0120)               (0.0200)              (0.0170)               none
Distributions from net realized gain
    from security transactions               (0.2360)               (0.2100)                 none                none
                                            -------------------------------------------------------------------------
Total distributions                          (0.2480)               (0.2300)              (0.0170)               none
                                            -------------------------------------------------------------------------
Net asset value, end of period              $12.8600               $11.0100              $11.2000            $ 9.0400
                                            =========================================================================
Total return                                   19.61%                  0.34%                24.10%             (13.89%)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)     $ 29,092               $ 22,640              $ 20,478            $  4,538
Ratio of expenses to average net assets         0.93%+                 0.93%+                0.93%+              0.93%+
Ratio of net investment income to
    average net assets                          0.37%++                 0.07%++              0.23%++             0.28%++
Portfolio turnover                                64%                     43%                  81%                 34%

-------------------------------------------------------------------------------
*  Date of initial sale; ratios and total return have been annualized.
+ Ratio of expenses to average net assets prior to expense limitation was 1.08% for the year ended 10/31/95, 1.17% for the year ended 10/31/94, 1.40% for the year ended 10/31/93, and 2.56% f or the period from 2/27/92 to 10/31/92.
++ Ratio of net investment income to average net assets prior to expense limitation was 0.22% for the year ended 10/31/95, (0.17%) for the year ended 10/31/94, (0.24%) for the year ended 10/31/93, and (1.35%) for the period from 2/27/92 to 10/31/92.


28   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

6.Financial Highlights (Continued
Selected data for each share of the Portfolio outstanding throughout each period were as follows:


The International Equity Portfolio
-------------------------------------------------------------------------------

                                               Year                  Year                 Year                2/4/92*
                                              Ended                 Ended                Ended                  to
                                            10/31/95               10/31/94             10/31/93             10/31/92

Net asset value, beginning of period        $13.1100               $11.9900             $ 9.5000             $10.0000

Income (Loss) From Investment Operations:
Net investment income                         0.4749                 0.1440               0.2414               0.2282
Net realized and unrealized
    gain (loss) from security transactions    0.0011                 1.2360               2.5686              (0.6282)
                                            -------------------------------------------------------------------------
Total from investment operations              0.4760                 1.3800               2.8100              (0.4000)
                                            -------------------------------------------------------------------------
Less Distributions:
Dividends from net investment income         (0.1700)               (0.1600)             (0.3200)             (0.1000)
Distributions from net realized gain
    from security transactions               (0.2960)               (0.1000)                none                 none
                                            -------------------------------------------------------------------------
Total distributions                          (0.4660)               (0.2600)             (0.3200)             (0.1000)
                                            -------------------------------------------------------------------------
Net asset value, end of period              $13.1200               $13.1100             $11.9900             $ 9.5000
                                            =========================================================================
Total return                                    3.91%                 11.66%               30.28%               (5.44%)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)     $156,467               $ 70,820              $24,288             $  5,966
Ratio of expenses to average net assets         0.90%                  0.94%+               0.96%+               0.96%+
Ratio of net investment income to
    average net assets                          4.81%                  1.36%++              2.98%++              4.67%++
Portfolio turnover                                20%                    22%                  28%                   2%

-------------------------------------------------------------------------------
*  Date of initial sale; ratios and total return have been annualized.
+ Ratio of expenses to average net assets prior to expense limitation was 0.97% for the year ended 10/31/94, 1.38% for the year ended 10/31/93, and 2.94% for the period from 2/4/92 to 10/31/92.
++ Ratio of net investment income to average net assets prior to expense limitation was 1.33% for the year ended 10/31/94, 2.56% for the year ended 10/31/93, and 2.69% for the period from 2/4/92 to 10/31/92.


                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST  29

Selected data for each share of the Portfolio outstanding throughout each period were as follows:


The Global Fixed Income Portfolio
-------------------------------------------------------------------------------

                                                                   Year                  Year               11/30/92*
                                                                  Ended                 Ended                 to
                                                                10/31/95               10/31/94             10/31/93

Net asset value, beginning of period                            $ 9.7900               $11.0900             $10.0000

Income From Investment Operations:
Net investment income                                             0.7357                 0.4189               0.9547
Net realized and unrealized
    gain (loss) from security transactions                        0.9243                (0.1929)              0.7433
                                                                ----------------------------------------------------
Total from investment operations                                  1.6600                 0.2260               1.6980
                                                                ----------------------------------------------------
Less Distributions:
Dividends from net investment income                             (0.4100)               (0.9490)             (0.6080)
Distributions from net realized gain
    from security transactions                                      none                (0.5770)                none
                                                                ----------------------------------------------------
Total distributions                                              (0.4100)               (1.5260)             (0.6080)
                                                                ----------------------------------------------------
Net asset value, end of period                                  $11.0400               $ 9.7900             $11.0900
                                                                ====================================================
Total return                                                       17.38%                  2.07%               18.96%

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)                         $ 99,161               $ 42,266             $ 29,313
Ratio of expenses to average net assets                             0.60%                  0.62%+               0.62%+
Ratio of net investment income to average net assets                6.73%++                3.62%++             10.68%++
Portfolio turnover                                                    77%                   205%                 198%

-------------------------------------------------------------------------------
*  Date of initial sale; ratios and total return have been annualized.
+ Ratio of expenses to average net assets prior to expense limitation was 0.68% for the year ended 10/31/95, 0.76% for the year ended 10/31/94, and 0.88% for the period from 11/30/92 to 10/31/93.
++ Ratio of net investment income to average net assets prior to expense limitation was 6.65% for the year ended 10/31/95, 3.48% for the year ended 10/31/94, and 10.42% for the period 11/30/92 to 10/31/93.


30   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

Delaware Pooled Trust, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Pooled Trust, Inc.

    We have audited the accompanying statements of net assets and statements of assets and liabilities of The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio, and The Global Fixed Income Portfolio of Delaware Pooled Trust, Inc. as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each period from the date of initial public offering of the respective Portfolios through October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio, and The Global Fixed Income Portfolio of Delaware Pooled Trust, Inc. at October 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each period from the date of the initial public offering of the respective Portfolios through October 31, 1995, in conformity with generally accepted accounting principles.

                                                              Ernst & Young LLP

Philadelphia, Pennsylvania
December 8, 1995


                                  1995 ANNUAL REPORT o DELAWARE POOLED TRUST  31

Report on Delaware Pooled Trust's Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund, and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment-management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.


Number of Votes*

--------------------------------------------------------------------------------------------------------
                                                 For          Against/Withheld         Abstentions
--------------------------------------------------------------------------------------------------------

Election of Directors**
    Wayne A. Stork                            16,676,040            --                     --
    Walter P. Babich                          16,676,040            --                     --
    Anthony D. Knerr                          16,676,040            --                     --
    Ann R. Leven                              16,676,040            --                     --
    W. Thacher Longstreth                     16,676,040            --                     --
    Charles E. Peck                           16,676,040            --                     --

Approval of the New Investment
    Management Agreement
      The Defensive Equity Portfolio           3,032,046            --                     --
      The Aggressive Growth Portfolio          1,901,610            --                     --
      The International Equity Portfolio       5,891,708            --                     --
      The Global Fixed Income Portfolio        5,850,675            --                     --

Selection of Ernst & Young LLP as
    Independent Auditors**                    16,676,040            --                     --
--------------------------------------------------------------------------------------------------------


* Please note that the results of this meeting were not audited by Ernst & Young LLP.
** Voted upon by all shareholders of the Fund.



32   DELAWARE POOLED TRUST  o  1995 ANNUAL REPORT

Delaware Pooled Trust, Inc.

Fund Officers and Portfolio Managers
Wayne A. Stork
Chairman

Winthrop S. Jessup
President and Chief Executive Officer

David G. Tilles
Managing Director and Chief Investment Officer
Delaware International Advisers Ltd.

George E. Deming
Vice President and Portfolio Manager

Edward N. Antoian
Vice President and Portfolio Manager

Timothy W. Sanderson
Portfolio Manager

Gary A. Reed
Vice President and Portfolio Manager

Ian G. Sims
Portfolio Manager

Maria E. Pollack
Assistant Vice President and Administrative Manager


Custodian
The Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York 10260


Independent Auditors
Ernst & Young LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103


Legal Counsel
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, Pennsylvania 19103


Investment Advisers
Delaware Investment Advisers
One Commerce Square
Philadelphia, Pennsylvania 19103


Delaware International Advisers Ltd.
Veritas House
125 Finsbury Pavement
London, England EC2A 1NQ


This report was prepared for institutional investors in the Delaware Pooled-Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust, Inc. Prospectus, which contains detailed information. All Delaware Pooled-Trust Portfolios are offered by prospectus only.

DELAWARE POOLED TRUST
=====================

One Commerce Square
Philadelphia, Pennsylvania 19103
Telephone 1-800-231-8002
Fax 215-255-8864

Delaware Pooled Trust,Inc.-The International Fixed Income Portfolio Statement of Assets and Liabilities
October 31, 1995

         ASSETS:

         Deferred organization and
              registration expenses                            $19,413
                                                               -------
                                                                19,413
                                                               -------
         LIABILITIES:
         Accounts payable
              and other accrued expenses                        19,413
                                                               -------
                                                                19,413
                                                               -------
         NET ASSETS                                            $   -0-
                                                               =======

                                      See accompanying notes

Delaware Pooled Trust,Inc.-The International Fixed Income Portfolio Notes to Financial Statements
October 31, 1995

Delaware Pooled Trust, Inc. ("the Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland Corporation and offers twelve separate Portfolios ("Portfolios"). The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio and The Global Fixed Income Portfolio had commenced operations prior to October 31, 1995.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Portfolio for financial statement preparation:

Security Valuation-Securities listed on an exchange will be valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not traded or securities not listed on an exchange will be valued at the mean of the last quoted bid and asked prices. Long-term debt securities will be valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity will be valued at amortized cost.

Federal Income Taxes-The Portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreement-The Portfolio may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account will be invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral will be held by the Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other-Expenses common to all funds within the Delaware Group of Funds will be allocated amongst the funds on the basis of average net assets. Security transactions will be recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities will be those of the specific securities sold. Dividend income will be recorded on the ex-dividend date and interest income will be recorded on an accrual basis. Original issue discounts will be accreted to interest income over the lives of the respective securities. Organization and registration expenses will be amortized over a 5 and 2 year period beginning on the date of commencement of operations. No amortization expense has been recognized as of October 31, 1995.

2. Investment Management and Distribution Agreement

In accordance with the terms of the Investment Management Agreement, the Portfolio will pay Delaware Management Company, Inc. (DMC), the Investment Manager of the Portfolio an annual fee which will be calculated daily at the rate of 0.50% of average daily net assets less fees paid to the independent directors.

DMC has undertaken voluntarily to waive its fee and reimburse the Portfolio to the extent that annual operating expenses exclusive of taxes, interest, brokerage commission and extraordinary expense, exceed 0.60% of average net assets through April 30, 1996.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC has heretofore conducted its relationship with the Fund.

3.  Components of Net Assets

500,000,000 shares, $.01 par value, have been authorized to the Fund with 50,000,000 shares allocated to the Portfolio.

4.  Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period has been omitted since the Portfolio has not commenced operations.

Delaware Pooled Trust, Inc. - The International Fixed Income Portfolio Report of Independent Auditors

To the Shareholders and Board of Directors

Delaware Pooled Trust, Inc. - The International Fixed Income Portfolios

We have audited the accompanying statement of assets and liabilities of Delaware Pooled Trust, Inc. - The Fixed Income Portfolio as of October 31, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Delaware Pooled Trust, Inc. - The Fixed Income Portfolio at October 31, 1995, in conformity with general accepted accounting principles.

                                                            Ernst & Young LLP

Philadelphia, Pennsylvania
December  1995

Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio
Statement of Assets and Liabilities

October 31, 1995

                 ASSETS:

                 Cash                                  $21,000
                 Deferred organization and
                     registration expenses              38,929
                                                       -------
                                                        59,929
                                                       -------
                 LIABILITIES:

                 Accounts payable
                    and other accrued expenses          38,929
                                                       -------
                                                        38,929
                                                       -------

                 NET ASSETS APPLICABLE TO 2,100
                     SHARES OUTSTANDING:  EQUIVALENT
                     TO $10.00 PER SHARE               $21,000
                                                       =======





                             Ssee Accompanying Notes

Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio
Notes to Financial Statements
October 31, 1995

Delaware Pooled Trust, Inc. ("the Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland Corporation and offers twelve separate Portfolios ("Portfolios"). The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio and The Global Fixed Income Portfolio had commenced operations prior to October 31, 1995.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Portfolio for financial statement preparation:

Security Valuation - Securities listed on an exchange will be valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not traded or securities not listed on an exchange will be valued at the mean of the last quoted bid and asked prices. Long-term debt securities will be valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity will be valued at amortized cost.

Federal Income Taxes - The Portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provisions for federal income taxes is required in the financial statements.

Repurchase Agreements - The Portfolio may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral will be held by the Portfolio's custodian bank until maturity of the respective repurchase agreements. Each repurchase agreement will be 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions will be recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities will be those of the specific securities sold. Dividend income will be recorded on the ex-dividend date and interest income will be recorded on an accrual basis. Original issue discounts will be accreted to interest income over the lives of the respective securities. Organization and registration expenses will be amortized over a 5 and 2 year period beginning on the date of commencement of operations. No amortization expense has been recognized as of October 31, 1995.

2. Investment Management and Distribution Agreements

In accordance with the terms of the Investment Management Agreement, the Portfolio will pay Delaware Management Company, Inc. (DMC), the Investment Manager of the Portfolio an annual fee which will be calculated daily at the rate of 0.30% of average daily net assets less fees paid to the independent directors.

DMC has undertaken voluntarily to waive its fee and reimburse the Portfolio to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses exceed 0.43% of average net assets through April 30, 1996.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC has heretofore conducted its relationship with the Fund.

3. Components of Net Assets

500,000,000 shares $.01 par value, have been authorized to the Fund with 50,000,000 shares allocated to the Portfolio. All outstanding shares are owned by DMC.

4. Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period has been omitted since the Portfolio has not commenced operations.

Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio

We have audited the accompanying statement of assets and liabilities of Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio as of October 31, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio at October 31, 1995, in conformity with general accepted accounting principles.


                                                    Ernst & Young LLP

Philadelphia, Pennsylvania
December 8, 1995

Delaware Pooled Trust, Inc.-The Fixed Income Portfolio
Statement of Assets and Liabilities
October 31, 1995

                 ASSETS:

                 Cash                                  $21,000
                 Deferred organization and
                      registration expenses             40,571
                                                       -------
                                                        61,571
                                                       -------
                 LIABILITIES:

                 Accounts payable
                      and other accrued expenses        40,571
                                                       -------
                                                        40,571
                                                       -------

                 NET ASSETS APPLICABLE TO 2,100
                      SHARES OUTSTANDING; EQUIVALENT
                      TO $10.00 PER SHARE              $21,000
                                                       =======



                             See Accompanying Notes

Delaware Pooled Trust,Inc.-The Fixed Income Portfolio
Notes to Financial Statements

October 31, 1995

Delaware Pooled Trust, Inc. ("the Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland Corporation and offers twelve separate Portfolios ("Portfolios"). The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio, and The Global Fixed Income Portfolio had commenced operations prior to October 31, 1995.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Portfolio for financial statement preparation:

Security Valuation-Securities listed on an exchange will be valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not traded or securities not listed on an exchange will be valued at the mean of the last quoted bid and asked prices. Long-term debt securities will be valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity will be valued at amortized cost.

Federal Income Taxes-The Portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreement-The Portfolio may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account will be invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral will be held by the Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement will be 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other-Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions will be recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities will be those of the specific securities sold. Dividend income will be recorded on the ex-dividend date and interest income will be recorded on an accrual basis. Original issue discounts will be accreted to interest income over the lives of the respective securities. Organization and registration expenses will be amortized over a 5 and 2 year period beginning on the date of commencement of operations. No amortization expense has been recognized as of October 31, 1995.

2. Investment Management and Distribution Agreement

In accordance with the terms of the Investment Management Agreement, the Portfolio will pay Delaware Management Company, Inc. (DMC), the Investment Manager of the Portfolio an annual fee which will be calculated daily at the rate of 0.40% of average daily net assets less fees paid to the independent directors.

DMC has undertaken voluntarily to waive its fee and reimburse the Portfolio to the extent that annual operating expenses exclusive of taxes, interest, brokerage commission and extraordinary expense, exceed 0.53% of average net assets through April 30, 1996.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC has heretofore conducted its relationship with the Fund.

3.  Components of Net Assets

500,000,000 shares, $.01 par value, have been authorized to the Fund with 50,000,000 shares allocated to the Portfolio. All outstanding share are owned by DMC.

4.  Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period has been omitted since the Portfolio has not commenced operations.

Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Pooled Trust, Inc. - The Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities of Delaware Pooled Trust, Inc. - The Fixed Income Portfolio as of October 31, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Delaware Pooled Trust, Inc. - The Fixed Income Portfolio at October 31, 1995, in conformity with general accepted accounting principles.

                                                              Ernst & Young LLP

Philadelphia, Pennsylvania
December 8,1995